                                                                    Exhibit 23.1



                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 12, 1999, except as to the first paragraph of Note 14 which is as of June 18, 1999 relating to the financial statements of GlobeSpan, which appears in the Prospectus constituting part of GlobeSpan Inc.'s Registration Statement on Form S-1 (No. 333-75173).


PricewaterhouseCoopers LLP
Florham Park, New Jersey
December 3, 1999

                                        /s/ PricewaterhouseCoopers LLP
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                                        PRICEWATERHOUSECOOPERS LLP